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                                    ROYCE
                                MICRO-CAP TRUST




                               3rd QUARTER REPORT
                               SEPTEMBER 30, 1996


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Dear Stockholder:

    After declining 15.5% from May 22 through July 24, small-cap stocks, as measured by the Russell 2000*, staged a comeback, rallying 12.3% through quarter end. However, unlike the large-cap oriented S&P 500* which made new highs near the end of the third quarter, the Russell 2000 failed to reach the peak established in the second quarter and now trails the large-cap index on a year-to-date performance basis. For the quarter, the S&P 500 was up 3.1% versus a 0.3% gain for the Russell 2000; year-to-date the S&P 500 is up 13.6% and the Russell 2000 is up 10.7%. The Nasdaq Composite*, the Fund's current relative performance benchmark, had a strong third quarter, up 3.5%; year-to-date the index was up 16.6%. The Nasdaq Composite's impressive third quarter and year-to-date performance returns are attributable to the large-cap, technology bias of its top holdings.

    FOR THE THIRD QUARTER, ROYCE MICRO-CAP TRUST ('OTCM') WAS DOWN 2.9% ON AN NAV BASIS, BUT REMAINED IN POSITIVE TERRITORY YEAR-TO-DATE THROUGH SEPTEMBER 30, WITH A 7.8% NAV TOTAL RETURN. Average annual NAV total returns for the Fund for the 1-year and since inception (12/14/93) periods were 8.3% and 13.0%, respectively. In spite of the slow third quarter showing, we believe that relative valuations favor micro-cap companies as the upper end of the small-cap sector becomes more like 'large-cap' in its return characteristics. Lipper's development of a 'micro-cap' investment category and Morningstar's broadening of its capitalization classifications to include a micro-cap designation should result in additional sponsorship for the investment sector.

    DECEMBER WILL MARK OTCM'S 3-YEAR ANNIVERSARY. The Fund began with approximately $70 million in net assets, and through appreciation and a rights offering, net assets now exceed $107 million. The Fund remains the only domestic, closed-end micro-cap offering and one of only three, domestic equity closed-end funds with a fulcrum (performance-based) management fee instead of a traditional fixed fee structure.

    We appreciate your continued support of the Fund and look forward to another three years together.

Sincerely,

Charles M. Royce                        Jack E. Fockler, Jr.
Charles M. Royce                        W. Whitney George
   President                               Vice Presidents

October 15, 1996

* The Russell 2000 and S&P 500 are unmanaged indices and include the reinvestment of dividends. The Nasdaq Composite is an unmanaged index.


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PORTFOLIO SUMMARY

The following information is provided as a 'bird's eye' view of the OTCM portfolio at September 30, 1996.
--------------------------------------------------------------------------------

WEIGHTED AVERAGES


Market Capitalization (Total Portfolio)        $ 162  Million
Median Market Capitalization (Total
  Portfolio)                                   $ 142  Million
P/E Ratio (100 Largest Positions)               12.5x
P/B Ratio (100 Largest Positions)                1.5x
Portfolio Yield (100 Largest Positions)          1.6%

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TOP TWENTY POSITIONS

                                                     Market
                                                     Value
                                                   ----------
      Matthews International Corporation Cl.
 1.   A.........................................   $1,497,250
 2.   New England Business Service, Inc.........    1,364,813
 3.   Florida Rock Industries, Inc..............    1,357,125
 4.   Juno Lighting, Inc........................    1,230,250
 5.   Simpson Manufacturing Co., Inc............    1,206,000
 6.   Penn Engineering and Manufacturing Inc....    1,168,475
 7.   DUFF & PHELPS CREDIT RATING CO............    1,141,650
 8.   Ash Grove Cement Company..................    1,135,000
 9.   Chemfab Corporation.......................    1,089,450
10.   Lifetime Hoan Corporation.................    1,087,935
11.   Frozen Food Express Industries, Inc.......    1,078,650
12.   Lilly Industries, Inc. Cl. A..............    1,059,013
13.   Thermal Industries, Inc...................    1,050,700
14.   Trenwick Group Inc........................    1,029,825
15.   Sevenson Environmental Services Inc.......    1,008,025
16.   Nobel Insurance Limited...................    1,003,069
17.   Velcro Industries N.V.....................      994,500
18.   Pennsylvania Manufacturers Corporation....      990,658
19.   Baldwin & Lyons, Inc. Cl. B...............      974,316
20.   BGS Systems, Inc..........................      970,188


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FUND HIGHLIGHTS

                                                      September 30, 1996
                                                      ------------------
Net Asset Value Per Share..........................          $9.58
Market Price Per Share.............................          $8.00

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TOTAL RETURN PERFORMANCE

                                                                  NAV       Market Value
                                                                 Total          Total        S&P      Russell     Nasdaq
                                                                Return         Return      500`D'     2000`D'    Composite`D'
                                                             -------------  -------------  -------  -----------  ----------
 3 months ended 9/30/96....................................        - 2.9  %      - 7.2   %     3.1%        0.3 %    3.5  %
 9 months ended 9/30/96....................................          7.8           0.0        13.6        10.7     16.6
 Annual Returns (ended December 31)
 1995......................................................         22.9          19.8        37.5        28.4     39.9
 1994......................................................          6.0         - 5.1         1.3       - 1.8    - 3.2
 Average Annual Total Returns (ended September 30, 1996)
 1 Year....................................................          8.3           0.1        20.4        13.1     17.6
 Since Inception*..........................................         13.0           4.7        18.2        14.1     19.2

*  Inception date -- 12/14/93

`D' The  S&P  500  and  Russell  2000  are  unmanaged  indices  and  include the reinvestment of  dividends.  The Nasdaq  Composite  is an  unmanaged  index.
    Source: Frank Russell Co.
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                            Three Months Ended       Nine Months Ended
                                                                            September 30, 1996       September 30, 1996
                                                                            ------------------       ------------------
  INVESTMENT OPERATIONS:
    Net investment income................................................      $    301,718             $    610,679
    Net realized gain (loss) on investments..............................        (3,565,972)               7,454,864
    Net change in unrealized appreciation on investments.................            21,696                 (279,160)
                                                                            ------------------       ------------------
      Net increase (decrease) in net assets resulting from investment
         operations......................................................        (3,242,558)               7,786,383
  DIVIDENDS AND DISTRIBUTIONS:
    Total dividends and distributions....................................         --                       --
  CAPITAL STOCK TRANSACTIONS:
    Dividend and distribution reinvestment...............................         --                       --
                                                                            ------------------       ------------------
  NET INCREASE (DECREASE) IN NET ASSETS..................................        (3,242,558)               7,786,383
  NET ASSETS:
    Beginning of period..................................................       111,094,307              100,065,366
                                                                            ------------------       ------------------
    End of period........................................................      $107,851,749             $107,851,749
                                                                            ------------------       ------------------
                                                                            ------------------       ------------------
-----------------------------------------------------------------------------------------------------------------------


COMPOSITION OF NET ASSETS

                                                                         September 30, 1996                % of
                                                                            (unaudited)                 Net Assets
                                                                         ------------------         ------------------
  Common Stocks.......................................................      $ 91,782,912                    85.1%
  Preferred Stock.....................................................           378,125                     0.4
  Cash and Other Assets, Less Liabilities.............................        15,690,712                    14.5
                                                                         ------------------               ------
    TOTAL NET ASSETS..................................................      $107,851,749                   100.0%
                                                                         ------------------               ------
                                                                         ------------------               ------

--------------------------------------------------------------------------------
The results presented in this report represent past performance and should not be considered representative of the 'total return' from an investment in the Fund today. They are provided only to give an historical perspective of the Fund. The investment return and net asset and market values of Fund shares will fluctuate, so that the shares may be worth more or less than their original cost when sold.


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                        ROYCE MICRO-CAP TRUST PHILOSOPHY

 Royce Micro-Cap Trust, Inc. ('OTCM') seeks long-term capital appreciation by investing primarily in micro-capitalization companies.

 OTCM focuses on micro-cap companies (those with market caps of $300 million or less) that meet our valuation and pricing standards. Due to the sector's size (over 6,000 companies) and liquidity considerations, very few institutions make the micro-cap securities a primary area of focus. Limited research and limited institutional competition mean that micro-cap stocks are less well known and, therefore, less likely to be understood and properly priced by investors. We believe that micro-cap stocks today are what small-cap stocks were 10-15 years ago in terms of return opportunity.

 OTCM uses a strict fundamental value approach and attempts to understand the private worth of a business. We believe that we are buying part of a business, not just a stock. The Fund has a preference for companies which provide high internal rates of return, generate excess cash flow and have very little debt, if any. OTCM attempts to purchase only the securities of those firms where price is significantly under our appraisal of private worth.

 OTCM attempts to reduce the risks associated with micro-cap company ownership. Company risk is lowered by investing in low leverage firms which generate excess cash flow. Valuation risk is lowered by using strict pricing standards and portfolio risk by investing in a wide range of companies and industries.

 We believe that OTCM's emphasis on micro-cap companies, selected using a disciplined value approach, results in a unique combination capable of providing above average long-term results.

NOTE:

The Board of Directors has given the Fund's management the discretionary authority to cause the Fund to repurchase up to 300,000 shares of its common stock in open market and other transactions through December 31, 1996. Such repurchases would be effected at a price per share which is less than the then current net asset value, but not in excess of the then prevailing market price.

The Board of Directors of the Fund is authorized to offer stockholders an opportunity to subscribe for additional shares of common stock of the Fund through rights offerings at a price per share that may be less than the then current net asset value of the Fund's common stock. The timing and terms of any such offerings are left to the Board's discretion.

                          Royce Micro-Cap Trust, Inc.
                          1414 Avenue of the Americas
                              New York, N.Y. 10019
                                  800-221-4268


                           STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as 'D'